Exhibit 10.7

AMENDMENT NO. 1 TO FINANCIAL AGREEMENT DATED DECEMBER 15, 2009

This Amendment No. 1 is dated as of April 14, 2010 (the "Amendment") and amends that certain financial agreement dated as of December 15, 2009 (the "Loan Agreement"), entered into by and between (1) HSBC Bank plc, as lender and (2) Pantelis Shipping Corp., as borrower.  All terms not defined herein shall have the meanings given thereto in the Loan Agreement.

WHEREAS, the parties to the Loan Agreement have agreed to enter into this Amendment to amend certain provisions set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

Section 1. Amendment of Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	Section 18.10 shall be amended to add the following at the end thereof:

"or entering into contracts or agreements that are related to the shipping business"; and

(b)	Section 18.15 shall be deleted and replaced in its entirety with the following:

"to (and procure that each other relevant Security Party shall) ensure and procure that (a) the Borrower remains the sole owner of the Ship and (b) Euroseas Ltd. remains the sole owner of the Borrower;"

Section 2. Governing Law. This Amendment shall be deemed to be a contract made under the laws of England.

Section 3. Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PANTELIS SHIPPING CORP.

By:	/s/Stephania Karmiri
Name:	Stephania Karmiri
Title:	Attorney-in-Fact

HSBC BANK PLC

By:	/Nicholas Karellis
Name:	Nicholas Karellis
Title:	Head of Shipping